EXHIBIT 10.54

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

EQUIPMENT LOAN AND SECURITY AGREEMENT

dated as of the 30th day of August, 2007 (“Agreement”)

THIS AGREEMENT is between GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors and assigns, if any, “Lender”) and ANESIVA, INC., a Delaware corporation (“Borrower”). Lender has an office at 83 Wooster Heights Road, Danbury, CT 06810. Borrower’s mailing address and chief executive office is 650 Gateway Boulevard, South San Francisco, CA 94080.

RECITALS

Borrower wishes to borrow funds from time to time from Lender and Lender may in its sole discretion extend credit to Borrower.

AGREEMENT

Borrower and Lender agree as follows:

1.	DEFINITIONS.

As used in this Agreement, all capitalized terms shall have the definitions as provided herein. Any accounting term used but not defined herein shall be construed in accordance with generally accepted accounting principals (“GAAP”) and all calculations shall be made in accordance with GAAP. The term “financial statements” shall include the accompanying notes and schedules. All other terms used but not defined herein shall have the meaning given to such terms in the Uniform Commercial Code as adopted in the State of Connecticut, as amended and supplemented from time to time (the “UCC”).

2.	LOANS AND TERMS OF PAYMENT.

2.1. Promise to Pay. Borrower promises to pay Lender the aggregate unpaid principal amount of all extensions of credit made by Lender to Borrower (each, a “Credit Extension”), together with interest on the unpaid principal amount of such Credit Extensions at the interest rate set forth in the respective promissory notes, a form of which is attached hereto as Exhibit A (collectively, “Notes” and each a “Note”).

2.2. Credit Extensions. When Borrower desires a Credit Extension, Borrower will notify Lender by facsimile or electronic mail (or by telephone; provided, that such telephonic notice shall be promptly confirmed in writing, but in any event on or before the following Business Day) no later than [ * ] (as defined below) prior to the day the Credit Extension is to be made (or such shorter period of time as Lender may agree). If Borrower has complied with the conditions precedent outlined in Section 4 below and with all terms contained herein, Lender shall make Credit Extensions by wire transfer to such account or accounts as specified by

Borrower in the applicable Note. Notwithstanding anything herein or any Debt Document (as defined below) to the contrary, (a) each Credit Extension shall be in a minimum amount of $[*], (b) no Credit Extension shall be made after May 31, 2008 without the consent of Lender and (c) the aggregate amount of all Credit Extensions made by Lender to Borrower shall not exceed $15,000,000 (the “Total Credit Extension Amount”).

2.3. Repayment. For each Credit Extension, Borrower shall make monthly payments of principal and/or accrued interest calculated in the amounts provided by Lender in the respective Note (“Scheduled Payments”). All payments shall be made free and clear of any taxes, withholdings, duties, impositions or other charges, such that Lender will receive the entire amount of any Obligations (as defined below), regardless of source of payment. Whenever any payment to Lender would otherwise be due on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension. Once a Credit Extension is repaid or prepaid, it cannot be reborrowed.

2.4. Prepayment.

(a) Voluntary Prepayment. Borrower may voluntarily prepay any Credit Extension in full but not in part at any time, with such amounts being subject to the Prepayment Premium (as defined below). Any such prepayment shall be applied in the inverse order of maturity. Unless otherwise specified in the applicable Note, the prepayment premium to be paid by Borrower in connection with such prepayment of any Credit Extension shall be [ * ] percent ([ * ]%) on such prepayment amount for prepayments made prior to the maturity date of such Credit Extension (the “Prepayment Premium”).

(b) Prepayments upon an Event of Default. Prepayments (whether voluntary or involuntary) made following an Event of Default and acceleration of the Loan shall be subject to the Prepayment Premium.

2.5. Late Fees. If Lender does not receive any payment under any Debt Document from Borrower within [ * ] days after its due date, then Borrower agrees to pay a late fee equal to the lesser of (a) [ * ] % on such unpaid payment amount or (b) the Maximum Lawful Rate (as defined below) (the “Late Fee”).

2.6. Default Rate. All Obligations shall bear interest, at the option of Lender, from and after the occurrence and during the continuation of a Default or an Event of Default (as such terms are defined below), at a rate equal to the lesser of (a) [ * ] % above the rate of interest applicable immediately prior to the occurrence of the Event of Default and (b) the Maximum Lawful Rate (the “Default Rate”). The application of the Default Rate shall not be interpreted or deemed to extend any cure period or waive any Default or Event of Default or otherwise limit Lender’s right or remedies. All interest payable at the Default Rate shall be payable on demand.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

2.7. Lender Fees.

(a) Upfront Payment. Prior to the initial Credit Extension, in consideration for Lender’s agreement to underwrite the transaction contemplated by this Agreement, Borrower has paid to Lender, and Lender hereby acknowledges receipt of, a payment in the amount of $[ * ], which has been fully earned by Lender as a non-refundable underwriting fee.

(b) Unused Facility Fee. Borrower shall pay to Lender promptly, but in any event no later than May 31, 2008, an amount equal to [ * ]% of the difference, if any, between the Total Credit Extension Amount and the aggregate original principal amount of the Notes.

2.8. Maximum Lawful Rate. Anything herein, any Note or any other Debt Document to the contrary notwithstanding, the obligations of the Borrower hereunder and thereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by Lender would be contrary to the provisions of any law applicable to Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by Lender, and in such event Borrower shall pay Lender interest at the highest rate permitted by applicable law (“Maximum Lawful Rate”); provided, however, that if at any time thereafter the rate of interest payable hereunder or thereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender is equal to the total interest that would have been received had the interest payable hereunder been (but for the operation of this paragraph) the interest rate payable since the making of the initial Credit Extension as otherwise provided in this Agreement, any Note or any other Debt Document.

2.9. Interest Rate. The interest rate of each Credit Extension evidenced by a Note shall be fixed at a rate equal to the sum of (a) the greater of (i) the Treasury Rate (as defined below) or (ii) [ * ]% plus (b) [ * ]% per annum, which rate shall be set forth in the Note as the “Contract Rate” under that Note. Interest shall be paid in accordance with the terms and conditions of the Note. [ * ].

3.	CREATION OF SECURITY INTEREST.

3.1. Grant of Security Interest. As security for the prompt payment and performance, whether at the stated maturity, by acceleration or otherwise, of all Credit Extensions and other debt, obligations and liabilities of any kind whatsoever of Borrower to Lender (whether for principal, interest, fees, expenses, prepayment premiums, indemnities, reimbursements or other sums, and whether or not such amounts accrue after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not allowed in such case or proceeding), absolute or contingent, now existing or arising in the future, including but not limited to the payment and performance of any outstanding Notes, and any renewals, extensions and modifications of such Credit Extensions (such Notes, Credit Extensions and other debt, obligations and liabilities are collectively called the “Obligations”), Borrower does hereby grant to Lender a security interest in all property listed on (a) any Collateral Schedule now or in the future signed by Borrower, and in and to any such property

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which is or is to become a fixture (as defined in the UCC) and (b) in and against all additions, attachments, accessories and accessions to such property, and all of Borrower’s books and records relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions and exchange for, additions, attachments, accessions and improvements to and replacements, products, proceeds (cash and non-cash) and insurance proceeds of any or all of the foregoing (with each of the foregoing terms that are defined in the UCC having the meaning set forth in the UCC) (all such property is individually and collectively called the “Collateral”).

Borrower hereby represents and covenants that such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.

3.2. Financing Statements. Borrower hereby authorizes Lender to file UCC financing statements with all appropriate jurisdictions to perfect Lender’s security interest granted hereby.

3.3. Termination of Security Interest. Lender’s lien on the Collateral shall continue until all of the Obligations are indefeasibly repaid in cash in full, and this Agreement shall have been terminated. Upon such payment in full and termination of this Agreement, Lender shall, at Borrower’s sole cost and expense and without any recourse, representation or warranty, release its liens in the Collateral and all rights remaining therein, if any, shall revert to Borrower.

4.	CONDITIONS OF CREDIT EXTENSIONS

4.1. Conditions Precedent to Initial Credit Extension. On or before the initial Credit Extension Borrower shall deliver to Lender:

a.	a counterpart of this Agreement;

b.	a certificate executed by the Secretary of Borrower, the form of which is attached hereto as Exhibit B (the “Secretary’s Certificate”), providing verification of incumbency and attaching Borrower’s board resolutions approving the transactions contemplated by this Agreement and the other Debt Documents and Borrower’s governing documents;

c.	a Note duly executed by Borrower evidencing such Credit Extension;

d.	one or more schedules of equipment and personal property related thereto listing in detail sufficient to specifically identify the Collateral and its location (as each may be amended, restated, supplemented or otherwise modified from time to time the “Collateral Schedules”), which Collateral Schedules shall be annexed to and made a part hereof;

e.	the Equipment Concentration Rider, the form of which is attached hereto as Exhibit C (the “Equipment Concentration Rider”);

f.	filed copies of UCC financing statements, fixture filings (as defined under Section 9-102 of the applicable Uniform Commercial Code), collateral assignments and terminations statements, each with respect to the Collateral, as Lender shall request;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

g.	certificates of insurance evidencing the insurance coverage, and satisfactory additional insured and lender loss payable endorsements, in each case as required pursuant to Section 6.4 herein;

h.	current UCC lien, judgment, bankruptcy and tax lien search results demonstrating that there are no other security interests or liens on the Collateral, other than Permitted Liens (as defined below);

i.	a certificate of good standing of Borrower from the jurisdiction of Borrower’s organization and a certificate of foreign qualification from each jurisdiction where the Borrower’s failure to be so qualified could reasonably be expected to have a Material Adverse Effect (as defined below), in each case as of a recent date acceptable to Lender;

j.	a landlord consent and/or bailee letter in favor of Lender executed by the landlord (or bailee, as applicable) for any third party location where Collateral is located (“Landlord Consent”), a form of which is attached hereto as Exhibit D;

k.	a legal opinion of Borrower’s counsel, in form and substance satisfactory to Lender;

l.	a completed EPS set-up form, a form of which is attached hereto as Exhibit F;

m.	a completed perfection certificate, duly executed by Borrower, a form of which Lender previously delivered to Borrower (the “Perfection Certificate”); and

n.	all other documents and instruments as Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Agreement (together with the Agreement, Note, the Landlord Consent, the Perfection Certificate and the Secretary’s Certificate, and all other agreements, instruments, documents and certificates executed and/or delivered to or in favor of Lender from time to time in connection with this Agreement or the transactions contemplated hereby, the “Debt Documents”).

4.2. Conditions Precedent to All Credit Extensions. Lender shall not be obligated to make any Credit Extension, including the initial Credit Extension, unless the following conditions precedent shall have been satisfied in a manner satisfactory to Lender:

a.

(i) all representations and warranties in Section 5 below shall be true as of the date of such Credit Extension, (ii) no Event of Default or any other event, which with the giving of notice or the passage of time, or both, would constitute an Event of Default (such event, a “Default”) has occurred and is continuing or will result from the making of any Credit Extension and (iii) there shall not have occurred one or more events, acts, conditions or occurrences of whatever nature,

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whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, which gives rise to a Material Adverse Effect, and Lender shall have received a certificate from an authorized officer of Borrower confirming the foregoing; and

b.	redelivery or supplemental delivery of the items set forth in the following sections to the extent circumstances have changed since the initial Credit Extension: Sections 4.1(b) (Secretary’s Certificate), (d) (Collateral Schedules), (f) (financing statements), (g) (certificates of insurance), (h) (lien and other searches), (i) (goodstanding certificates), (j) (landlord consent), (m) (Perfection Certificate) and (n) (other documents and instruments);

c.	a Note duly executed by Borrower evidencing such Credit Extension;

d.	(i) evidence satisfactory to Lender in its sole discretion that Borrower holds clear title to the Eligible Equipment and has paid in full of the purchase price of such Eligible Equipment and the related Soft Costs (as such terms are defined in the Equipment Concentration Rider) in accordance with the provisions of the Equipment Concentration Rider and (ii) certification from a responsible officer of Borrower that such Eligible Equipment is to be used in the ordinary course of Borrower’s business and has been delivered and installed and is fully operable, all to the satisfaction of the Borrower;

e.	to the extent any portion of the Eligible Equipment consists of fixtures or is intended to become fixtures: (i) Lender shall have received a title search in form and substance and from a title company satisfactory to Lender showing all parties with an interest in all real property to which the fixtures are or are to be attached; (ii) Borrower shall have caused a fixture filing (as defined under Section 9-102 of the applicable Uniform Commercial Code) perfecting Lender’s security interest in such fixtures and otherwise in form and substance satisfactory to Lender to be filed in the land records of each jurisdiction in such real property is located and (iii) Borrower shall have obtained and delivered to Lender a consent and waiver signed by Borrower and each party holding an interest in such real property waiving each such party’s interest in such fixtures, granting the right to Lender to remove such fixtures, and otherwise in form and substance satisfactory to Lender;

f.	such other documents, agreements, instruments or information as Lender shall reasonably request; and

g.	[ * ].

5.	REPRESENTATIONS AND WARRANTIES OF BORROWER.

Borrower represents, warrants and covenants to Lender that:

5.1. Due Organization and Authorization. Borrower’s exact legal name is as set forth in the preamble of this Agreement and Borrower is, and will remain, duly organized, existing and

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in good standing under the laws of the State of Delaware, has its chief executive office at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations, except where the failure to be so qualified and licensed could not reasonably be expected to have a Material Adverse Effect. This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Borrower and constitute legal, valid and binding agreements enforceable in accordance with their terms.

5.2. Required Consents. No approval, consent or withholding of objections is required from any governmental authority or instrumentality or any other entity or person with respect to the entry into, or performance by Borrower of, any of the Debt Documents, except any already obtained.

5.3. No Conflicts. The entry into, and performance by Borrower of, the Debt Documents will not (a) violate any of the organizational documents of Borrower, (b) violate any law, rule, regulation, order or judgment applicable to Borrower, or (c) result in any breach of or constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Borrower’s property (except for liens in favor of Lender) pursuant to, any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Borrower is a party.

5.4. Litigation. There are no actions, suits, proceedings or investigations pending against or affecting Borrower or any of its assets before any court, federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any basis thereof, which involves the possibility of any judgment or liability that could reasonably be expected to have a Material Adverse Effect, or which questions the validity of the Debt Documents, or the other documents required thereby or any action to be taken pursuant to any of the foregoing, nor does Borrower have reason to believe that any such actions, suits, proceedings or investigations are threatened. The term “Material Adverse Effect” shall mean a material adverse effect on any of (a) the operations, business, assets, properties, condition (financial or otherwise) or prospects of Borrower, individually, or Borrower and its Subsidiaries (as defined below), collectively, (b) the ability of Borrower to perform any of its obligations under any Debt Document to which it is a party, (c) the legality, validity or enforceability of any Debt Document, (d) the rights and remedies of Lender under any Debt Document or (e) the validity, perfection or priority of a lien in favor of Lender on any of the Collateral.

5.5. Financial Statements. All financial statements delivered to Lender pursuant to Section 6.3 have been prepared in accordance with GAAP, and since the date of the most recent audited financial statement, no event has occurred which has had or could reasonably be expected to have a Material Adverse Effect.

5.6. Use of Proceeds. The proceeds of the Credit Extensions shall be used solely for the reimbursement of the purchase price of certain Eligible Equipment (as such term is defined in the Equipment Concentration Rider) and the financing of related Soft Costs approved by Lender.

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5.7. Collateral. Borrower is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement. The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (a) liens in favor of Lender, (b) liens (i) with respect to the payment of taxes, assessments or other governmental charges or (ii) of suppliers, carriers, materialmen, warehousemen, workmen or mechanics and other similar liens, in each case imposed by law and arising in the ordinary course of business, and securing amounts that are not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are maintained on the books of Borrower in accordance with GAAP and which do not involve, in the judgment of Lender, any risk of the sale, forfeiture or loss of any of the Collateral (a “Permitted Contest”), (c) liens existing on the date hereof and set forth on Schedule A hereto, and (d) licenses described in Section 7.3(b) below (all of such liens described in the foregoing clauses (a) through (d) are called “Permitted Liens”).

5.8. Compliance with Laws. Borrower is and will remain in full compliance with all laws, statutes, ordinances, rules and regulations applicable to it including, without limitation, (a) ensuring that no person who owns a controlling interest in or otherwise controls Borrower is or shall be (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, (b) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations, (c) meeting the minimum funding requirements of the United States Employee Retirement Income Security Act of 1974 (as amended, “ERISA”) with respect to any employee benefit plans subject to ERISA, (d) Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940 and (e) Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”).

5.9. Solvency. Before and after giving effect to each Credit Extension, the transactions contemplated by this Agreement and the payment and accrual of all transaction costs in connection with the foregoing, (a) the fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities, (b) Borrower is not left with unreasonably small capital and (c) Borrower is able to pay its debts (including trade debts) as they mature.

5.10. Tax Returns and Payments; Pension Contributions. Borrower and its Subsidiaries (as defined below) have timely filed all required tax returns and reports (including those relating to employee tax withholding, social security and unemployment taxes), and Borrower and its Subsidiaries have timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower or such Subsidiary, other than such

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

taxes that are the subject of a Permitted Contest. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years that could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.11. Full Disclosure. Borrower hereby confirms that all of the information disclosed on the Perfection Certificate is true, correct and complete as of the date of this Agreement and as of the date of each Credit Extension. No representation, warranty or other statement made by or on behalf of Borrower contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading, it being recognized by Lender that the projections and forecasts provided by Borrower in good faith and based upon reasonable and stated assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

6.	AFFIRMATIVE COVENANTS.

Until all of the Obligations are indefeasibly repaid in cash in full, and this Agreement shall have been terminated, Borrower agrees as follows:

6.1. Good Standing. Borrower shall maintain its and each of its Subsidiaries’ (as defined below) existence and good standing in its jurisdiction of organization and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in full force all licenses, approvals and agreements, the loss of which could reasonably be expected to have a Material Adverse Effect. “Subsidiary” means, with respect to Borrower, any entity the management of which is, directly or indirectly controlled by, or of which an aggregate of more than 50% of the outstanding voting capital stock (or other voting equity interest) is, at the time, owned or controlled, directly or indirectly by, Borrower or one or more Subsidiaries of Borrower.

6.2. Notice to Lender. Borrower shall provide Lender with (a) notice of any change in the accuracy of any of the representations and warranties provided in Section 5 above or in the Perfection Certificate, immediately upon the occurrence of any such change, (b) notice of the occurrence of any Default or Event of Default, immediately upon the occurrence of any such event, (c) copies of all statements, reports and notices made available generally by Borrower to its securityholders, and all documents filed with the Securities and Exchange Commission (“SEC”) or any securities exchange or governmental authority exercising a similar function, promptly, but in any event within 3 days of delivering such information to such persons and (d) a report of any legal actions pending or threatened in writing against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $[ * ] or more promptly upon receipt of notice thereof.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

6.3. Financial Statements. If Borrower is a private company, [ * ]. If Borrower is a publicly held company, [ * ]. All such statements are to be prepared using GAAP and, if Borrower is a publicly held company, are to be in compliance with SEC requirements. All financial statements delivered pursuant to this Section 6.3 shall be accompanied by a compliance certificate, signed by the chief financial officer of Borrower (or other authorized officer acceptable to Lender), in the form attached hereto as Exhibit E. Borrower shall deliver to Lender (i) as soon as available and in any event not later than 60 days after the end of each fiscal year of Borrower, an annual operating plan for Borrower, on a consolidated and consolidating basis, approved by the Board of Directors of Borrower, for the following fiscal year, in form and substance satisfactory to Lender and (ii) such budgets, sales projections, or other financial information as Lender may reasonably request from time to time generally prepared by Borrower in the ordinary course of business.

6.4. Insurance. Borrower, at its expense, shall maintain, and shall cause each Subsidiary to maintain, insurance (including, without limitation, comprehensive general liability, hazard and business interruption insurance) with respect to the Collateral, the location of the Collateral and its businesses, in such amounts and covering such risks as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event with deductible amounts, insurers and policies that shall be reasonably acceptable to Lender. Borrower shall deliver to Lender certificates of insurance evidencing such coverage, together with endorsements to such policies naming Lender as a lender loss payee or additional insured, as appropriate, in form and substance satisfactory to Lender. Each policy shall provide for coverage to Lender regardless of the breach by Borrower of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon 30 days prior written notice to Lender. Borrower appoints Lender as its attorney-in-fact to make, settle and adjust all claims under and decisions with respect to Borrower’s policies of insurance, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Lender shall not act as Borrower’s attorney-in-fact unless an Event of Default has occurred and is continuing. The appointment of Lender as Borrower’s attorney in fact is a power coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full. Proceeds of insurance shall be applied, at the option of Lender, to repair or replace the Collateral or to reduce any of the Obligations.

6.5. Taxes. Borrower shall, and shall cause each Subsidiary to, timely file all tax reports and pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, or its income or profits or upon its properties or any part thereof, before the same shall be in default and before the date on which penalties attach thereto.

6.6. Agreement with Landlord. Borrower shall obtain and maintain such Landlord Consent(s) with respect to any real property on which Collateral is located (other than real property owned by Borrower) as Lender may require.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

6.7. Special Collateral Covenants.

a.	Until the occurrence of any Event of Default, Borrower shall remain in possession of the Collateral; except that Lender shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral and (ii) any other Collateral in which Lender’s security interest may be perfected only by possession. Lender may inspect any of the Collateral during normal business hours and, in the absence of a Default or an Event of Default, after giving Borrower reasonable prior notice. If Lender asks, Borrower will promptly notify Lender in writing of the location of any Collateral.

b.	Borrower shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, and (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws.

c.	Lender does not authorize and Borrower agrees it shall not:

(i)	part with possession of any of the Collateral (except to Lender, for maintenance and repair or for a Permitted Disposition);

(ii)	place or maintain any of the Collateral (or cause any of the Collateral to be placed or maintained) at a location other than:

(A)	Borrower’s offices located at 650 Gateway Boulevard, South San Francisco, California 94080 (the “California Site”);

(B)	in care of [ * ] or

(C)	in care of [ * ]; or

(iii)	remove any of the Collateral (or cause any of the Collateral to be removed) from the Permitted Sites (except to Lender, for maintenance and repair or for a Permitted Disposition) without the prior written consent of Lender the Collateral.

In addition to the foregoing, Borrower agrees that (x) the book value of the Collateral located at the [ * ] shall not at any time exceed $[ * ], and (y) any Collateral which is or is to become a fixture shall be located only at the [ * ].

d.

Borrower shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Lender may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Borrower agrees to reimburse

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

Lender, on demand, all costs and expenses incurred by Lender in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Obligations.

e.	Borrower shall, at all times, keep accurate and complete records of the Collateral, and Lender shall have the right to inspect and make copies of all of Borrower’s books and records relating to the Collateral during normal business hours and, in the absence of a Default or an Event of Default, after giving Borrower reasonable prior notice.

f.	Borrower agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Lender. Lender may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, Lender.

6.8. Further Assurances. Borrower shall, upon request of Lender, furnish to Lender such further information, execute and deliver to Lender such documents and instruments (including, without limitation, UCC financing statements) and shall do such other acts and things as Lender may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement and the other Debt Documents.

7.	NEGATIVE COVENANTS

Until all of the Obligations are indefeasibly repaid in cash in full, and this Agreement shall have been terminated, Borrower agrees as follows:

7.1. Liens. Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume or permit to exist any lien, security interest, claim or encumbrance or grant any negative pledges on any Collateral, except Permitted Liens.

7.2. Indebtedness.

(a) Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly create, incur, assume, permit to exist, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness (as hereinafter defined), except for:

(i)	Indebtedness of Borrower in favor of Lender;

(ii)	Indebtedness existing on the date hereof and set forth on Schedule A to this Agreement;

(iii)

Indebtedness consisting of capitalized lease obligations and purchase money Indebtedness, in each case incurred by Borrower or any of its Subsidiaries to finance the acquisition, repair, improvement or

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construction of fixed or capital assets (other than the Collateral) of such person; provided, that (A) the aggregate outstanding principal amount of all such Indebtedness does not exceed $[ * ] at any time and (B) the principal amount of such Indebtedness does not exceed the lower of the cost or fair market value of the property so acquired or built or of such repairs or improvements financed with such Indebtedness (each measured at the time of such acquisition, repair, improvement or construction is made);

(iv)	Indebtedness convertible into equity securities of Borrower in an aggregate amount not to exceed $[ * ] (for purposes of this subparagraph (iv), the “Convertible Debt”); provided, that the Convertible Debt shall be subordinated to the Obligations on terms and conditions acceptable to Lender, with such subordination terms to include, without limitation, the following:

(A) the Convertible Debt shall be unsecured;

(B) Borrower shall make no payment (whether in cash, in kind, securities or any other property) or security for such payment, whether for principal, interest or other amounts due (any such payment, a “Distribution”) with respect to the Convertible Debt until such time as the Obligations shall have been paid in full in cash and this Agreement shall have been irrevocably terminated other than, so long as no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to such Distribution, (x) regularly scheduled payments of interest on the Convertible Debt and (y) payment in equity securities of Borrower pursuant to the conversion terms of the Convertible Debt instruments;

(C) [reserved];

(D) if an Event of Default under Section 8.1(h) shall occur, then all Obligations shall be paid in full and satisfied in cash and this Agreement irrevocably terminated before any Distribution shall be made on account of the Convertible Debt; and

(E) Lender shall be entitled to rely on the subordination terms contained in the Convertible Debt instruments, and such terms shall not be amended, restated, supplemented or otherwise modified without Lender’s prior written consent; and

(v)	unsecured Indebtedness in an aggregate amount not to exceed $[ * ] that is subordinated to Lender on terms and conditions acceptable to Lender in its sole discretion.

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(b) With respect to subparagraphs (iii), (iv) and (v) of subsection (a) above, in the event that Borrower wishes to request the consent of Lender to exceed any of the dollar amount limitations set forth therein, Borrower shall notify Lender in writing of such request, setting forth in detail the reasons therefor and shall provide such documents and other information as Lender may reasonably request with respect thereto. Lender shall have [ * ] Business Days after receipt of such written notice (or receipt of such documents or other information requested by Lender, whichever is later) to approve or disapprove Borrower’s request. Any such approval or disapproval from Lender shall be in writing. Any request by Borrower that Lender has failed to approve or disapprove in writing within the time period set forth above shall be deemed to be approved.

(c) The term “Indebtedness” shall mean, with respect to any person, at any date, without duplication, (i) all obligations of such person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments, or upon which interest payments are customarily made, (iii) all obligations of such person to pay the deferred purchase price of property or services, but excluding obligations to trade creditors incurred in the ordinary course of business and not past due by more than [ * ] days, (iv) all capital lease obligations of such person, (v) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, (vi) all obligations of such person to purchase securities (or other property) which arise out of or in connection with the issuance or sale of the same or substantially similar securities (or property), (vii) all contingent or non-contingent obligations of such person to reimburse any bank or other person in respect of amounts paid under a letter of credit or similar instrument, (viii) all equity securities of such person subject to repurchase or redemption otherwise than at the sole option of such person, (ix) all “earnouts” and similar payment obligations of such person, (x) all indebtedness secured by a lien on any asset of such person, whether or not such indebtedness is otherwise an obligation of such person, (xi) all obligations of such person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, and (xii) all obligations or liabilities of others guaranteed by such person.

7.3. Dispositions. Borrower shall not, and shall not permit any Subsidiary to, convey, sell, rent, lease, sublease, mortgage, license, transfer or otherwise dispose of (collectively, “Transfer”) any of the Collateral, except for: (a) sales of inventory in the ordinary course of business, (b) non-exclusive licenses for the use of Borrower’s intellectual property, in the ordinary course of business and (c) so long as no Default or Event of Default has occurred hereunder, dispositions of obsolete or worn-out equipment, whether now owned or hereafter acquired, in the ordinary course of business for fair market value payable in cash upon such disposition; provided, that the aggregate consideration received during any fiscal year for all such dispositions shall not exceed $[ * ] (collectively, “Permitted Dispositions”).

7.4. Change in Name, Location, Executive Office; Change in Business; Change in Fiscal Year. Borrower shall not, and shall not permit any Subsidiary to, (a) change its name or its state of organization, (b) relocate its chief executive office without 30 days prior written notification to Lender, (c) engage in any business other than or reasonably related or incidental to

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the businesses currently engaged in by Borrower, (d) cease to conduct business substantially in the manner conducted by Borrower as of the date of this Agreement or (e) change its fiscal year end.

7.5. Mergers or Acquisitions. Borrower shall not merge or consolidate, or permit any Subsidiary to merge or consolidate, with or into any other person or entity (other than mergers of a Subsidiary into Borrower in which Borrower is the surviving entity) or acquire, or permit any Subsidiary to acquire, all or substantially all of the capital stock or property of another person or entity.

7.6. Restricted Payments. Borrower shall not, and shall not permit any Subsidiary to, (a) pay or declare any dividends or make any other distribution or payment on account of or redeem, retire, defease or purchase any capital stock (other than the payment of dividends to Borrower), (b) make any payment in respect of management fees or consulting fees (or similar fees) to any equityholder or other affiliate of Borrower or (c) be a party to or bound by an agreement that restricts a Subsidiary from paying dividends or otherwise distributing property to Borrower.

7.7. Investments.

(a) Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly (i) acquire or own, or make any loan, advance or capital contribution (an “Investment”) in or to any person or entity, (ii) acquire or create any Subsidiary, or (iii) engage in any joint venture or partnership with any other person or entity, other than: (A) Investments existing on the date hereof and set forth on Schedule A to this Agreement, (B) Investments in cash and Cash Equivalents (as defined below), (C) Investments in joint ventures, strategic alliances or similar arrangements in the ordinary course of Borrower’s business; provided, that the cash portion of such Investment shall not exceed $[ * ] in the aggregate in any fiscal year and is otherwise not prohibited by the terms of this Agreement, and (D) loans or advances to employees of Borrower or any of its Subsidiaries to finance travel, entertainment and relocation expenses and other ordinary business purposes in the ordinary course of business as presently conducted; provided, that the aggregate outstanding principal amount of all loans and advances permitted pursuant to this clause (D) shall not exceed $[ * ] at any time (collectively, the “Permitted Investments”).

(b) With respect to clauses (C) and (D) of subsection (a) above, in the event that Borrower wishes to request the consent of Lender to exceed any of the dollar amount limitations set forth therein, Borrower shall notify Lender in writing of such request, setting forth in detail the reasons therefor and shall provide such documents and other information as Lender may reasonably request with respect thereto. Lender shall have seven (7) Business Days after receipt of such written notice (or receipt of such documents or other information requested by Lender, whichever is later) to approve or disapprove Borrower’s request. Any such approval or disapproval from Lender shall be in writing. Any request by Borrower that Lender has failed to approve or disapprove in writing within the time period set forth above shall be deemed to be approved.

(c) The term “Cash Equivalents” means (I) (v) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guaranteed or insured by the United States

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federal government or (ii) issued by any agency of the United States federal government the obligations of which are fully backed by the full faith and credit of the United States federal government, (w) any readily-marketable direct obligations issued by any other agency of the United States federal government, any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case having a rating of at least “A-1” from S&P or at least “P-1” from Moody’s, (x) any commercial paper rated at least “A-1” by S&P or “P-1” by Moody’s and issued by any entity organized under the laws of any state of the United States, (y) any U.S. dollar-denominated time deposit, insured certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by (i) Lender or (ii) any commercial bank that is (A) organized under the laws of the United States, any state thereof or the District of Columbia, (B) “adequately capitalized” (as defined in the regulations of its primary federal banking regulators) and (C) has Tier 1 capital (as defined in such regulations) in excess of $[ * ] or (z) shares of any United States money market fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clause (v), (w), (x) or (y) above with maturities as set forth in the proviso below, (ii) has net assets in excess of $[ * ] and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States; provided, however, that the maturities of all obligations specified in any of clauses (v), (w), (x) and (y) above shall not exceed 365 days or (II) those investments permitted under the Anesiva Corporate Investment Policy adopted by the board of directors of Borrower on or about [ * ], a copy of which is attached hereto as Exhibit G and which shall not be amended, restated, supplemented or modified without the prior written consent of Lender.

7.8. Transactions with Affiliates. Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly enter into or permit to exist any transaction with any person which directly or indirectly controls, is controlled by, or is under common control with, Borrower or such Subsidiary (an “Affiliate”) except for transactions that are in the ordinary course of Borrower’s or such Subsidiary’s business, upon fair and reasonable terms that are no more favorable to such Affiliate of Borrower or such Subsidiary than would be obtained in an arm’s length transaction.

7.9. Compliance. Borrower shall not (a) fail to comply with the laws and regulations described in Section 5.8 herein, (b) use any portion of the Credit Extensions to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board), or (c) fail to comply with or violate any other law or regulation, the failure or violation of which could reasonably be expected to have a Material Adverse Effect, or permit any Subsidiary to do any of the foregoing.

8.	DEFAULT AND REMEDIES.

8.1. Events of Default. Borrower shall be in default under this Agreement and each of the other Debt Documents if (each of the following, an “Event of Default”):

a.	Borrower shall fail to pay (i) any principal when due, or (ii) any interest, fees or other Obligations (other than as specified in clause (i) within a period of 3 Business Days after the due date thereof (which 3 Business Day cure period shall not apply to the last Scheduled Payment with respect to any Credit Extension));

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b.	Borrower breaches any of its obligations under Section 6.1 (solely as it relates to maintaining its existence), Section 6.2, Section 6.3, Section 6.4, Section 6.7 or Article 7;

c.	Borrower breaches any of its other obligations under any of the Debt Documents and fails to cure such breach within [ * ] days after the earlier of (i) the date on which a senior officer of Borrower becomes aware, or through the exercise of reasonable diligence should have become aware, of such failure and (ii) the date on which notice shall have been given to Borrower from Lender;

d.	any warranty, representation or statement made or deemed made by or on behalf of Borrower in any of the Debt Documents or otherwise in connection with any of the Obligations shall be false or misleading in any material respect;

e.	any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Borrower or any of the Collateral, which in the good faith judgment of Lender subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

f.	one or more judgments, orders or decrees shall be rendered against Borrower or any Subsidiary that exceeds by more than $[ * ] any insurance coverage applicable thereto (to the extent the relevant insurer has been notified of such claim and has not denied coverage therefor) and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order or decree or (ii) such judgment, order or decree shall not have been vacated or discharged for a period of [ * ] consecutive days and there shall not be in effect (by reason of a pending appeal or otherwise) any stay of enforcement thereof;

g.	Borrower breaches or is in default under any other agreement between Borrower and Lender;

h.

(i) Borrower or any Subsidiary shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally, shall make a general assignment for the benefit of creditors, or shall cease doing business as a going concern, (ii) any proceeding shall be instituted by or against Borrower or any Subsidiary seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, composition of it or its debts or any similar order, in each case under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, conservator, liquidating agent, liquidator, other

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similar official or other official with similar powers, in each case for it or for any substantial part of its property and, in the case of any such proceedings instituted against (but not by or with the consent of) Borrower or such Subsidiary, either such proceedings shall remain undismissed or unstayed for a period of 45 days or more or any action sought in such proceedings shall occur or (iii) Borrower or any Subsidiary shall take any corporate or similar action or any other action to authorize any action described in clause (i) or (ii) above;

i.	Borrower files any amendment or termination statement relating to a filed financing statement describing the Collateral;

j.	an event or development occurs which could reasonably be expected to have a Material Adverse Effect;

k.	(i) any provision of any Debt Document shall fail to be valid and binding on, or enforceable against, Borrower or (ii) any Debt Document purporting to grant a security interest to secure any Obligation shall fail to create a valid and enforceable security interest on any Collateral purported to be covered thereby or such security interest shall fail or cease to be a perfected lien with the priority required in the relevant Debt Document or Borrower shall state in writing that any of the events described in clause (i) or (ii) above shall have occurred;

l.	Borrower or any Subsidiary defaults under any other material obligation for (i) borrowed money, (ii) the deferred purchase price of property or (iii) payments due under any lease agreement; or

m.	Borrower enters into a transaction or series of related transactions in which the stockholders of Borrower holding voting stock on the date hereof will own less than 50% of the voting stock of Borrower immediately after giving effect to such transaction or series of related transactions (other than in connection with an initial public offering of Borrower).

8.2. Lender Remedies. Upon the occurrence of any Event of Default, Lender, at its option, may declare any or all of the Obligations to be immediately due and payable, without demand or notice to Borrower and the accelerated Obligations shall bear interest at the Default Rate pursuant to Section 2.6; provided, that upon the occurrence of any Event of Default specified in Section 8.1(h) above, the Obligations shall be automatically accelerated. After the occurrence of an Event of Default, Lender shall have all of the rights and remedies of a secured party under the UCC, and under any other applicable law, and Lender shall have the right to terminate its commitments hereunder. Without limiting the foregoing, Lender shall have the right to (a) notify any account debtor of Borrower or any obligor on any instrument which constitutes part of the Collateral to make payment to Lender, (b) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (c) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at such sale, or (d) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the

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Obligations in accordance with Section 8.3. If requested by Lender, Borrower shall promptly assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender may also render any or all of the Collateral unusable at Borrower’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Lender is required to give to Borrower under the UCC of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given in accordance with this Agreement at least 5 days prior to such action. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Lender (and any of Lender’s designated officers or employees) as Borrower’s true and lawful attorney to: (i) take any of the actions specified above in this paragraph; (ii) endorse Borrower’s name on any checks or other forms of payment or security that may come into Lender’s possession; (iii) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Lender determines to be reasonable; and (iv) do such other and further acts and deeds in the name of Borrower that Lender may deem necessary or desirable to enforce its rights in or to any of the Collateral or to perfect or better perfect Lender’s security interest in any of the Collateral. The appointment of Lender as Borrower’s attorney in fact is a power coupled with an interest and is irrevocable until all of the Obligations are indefeasibly paid in full. Borrower hereby grants to Lender and any transferee of Collateral, for purposes of exercising its remedies as provided herein, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, license or sublicense any intellectual property now owned or hereafter acquired by Borrower related to the Collateral, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

8.3. Application of Proceeds. Proceeds from any Transfer of the Collateral (other than Permitted Dispositions) and all payments made during the continuance of an Event of Default may be applied in Lender’s sole discretion: (a) first, to pay all fees, costs, indemnities, reimbursements and expenses then due to Lender, until paid in full, (b) second, to pay all interest then due to Lender (including, without limitation, all interest accrued after the commencement of any proceeding referred to in Section 8.1(h) whether or not a claim for such interest is allowable in such proceeding), (c) third, to pay all principal then due to Lender, (d) fourth, to pay all other Obligations then due to Lender, and (e) fifth, to Borrower or as otherwise required by law. Borrower shall remain fully liable for any deficiency.

9.	MISCELLANEOUS.

9.1. Assignment. This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Lender without notice to Borrower, and Borrower agrees not to assert against any such assignee, or assignee’s assigns, any defense, set-off, recoupment claim or counterclaim which Borrower has or may at any time have against Lender for any reason whatsoever. Borrower agrees that if Borrower receives written notice of an assignment from Lender, Borrower will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Lender. Borrower also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Lender or assignee.

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9.2. Notices. All notices, requests or other communications given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth on the signature pages hereto below such parties’ name (unless and until a different address may be specified in a written notice to the other party delivered in accordance with this Section), and shall be deemed given (a) on the date of receipt if delivered by hand, (b) on the date of sender’s receipt of confirmation of proper transmission if sent by facsimile transmission, (c) on the next Business Day after being sent by a nationally-recognized overnight courier, and (d) on the fourth Business Day after being sent by registered or certified mail, postage prepaid. As used herein, the term “Business Day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

9.3. Correction of Debt Documents. Lender may correct patent errors and fill in all blanks in this Agreement or the Debt Documents consistent with the agreement of the parties.

9.4. Performance. Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the “Borrower” and their respective successors and assigns, and shall inure to the benefit of Lender, its successors and assigns.

9.5. Payment of Fees. Borrower agrees to pay or reimburse upon demand for all reasonable fees, costs and expenses incurred by Lender in connection with (a) the investigation, preparation, negotiation, execution, administration of, or any amendment, modification, waiver or termination of, this Agreement or any other Debt Document, (b) the administration of any transaction contemplated hereby or thereby and (c) the enforcement, assertion, defense or preservation of Lender’s rights and remedies under this Agreement or any other Debt Document, in each case of clauses (a) through (c), including, without limitation, reasonable attorney’s fees and expenses, the allocated cost of in-house legal counsel, consultants, auditors and appraisers and UCC and other corporate search and filing fees. Borrower further agrees that such fees, costs and expenses shall constitute Obligations. This provision shall survive the termination of this Agreement.

9.6. Indemnity. Borrower shall indemnify and defend Lender, its successors and assigns, and their respective directors, officers, employees, consultants, attorneys, agents and affiliates (each an “Indemnitee”) from and against all liabilities, losses, damages, expenses, penalties, claims, actions and suits (including, without limitation, related attorneys’ fees and the allocated costs of in-house legal counsel) of any kind whatsoever arising, directly or indirectly, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with this Agreement, the other Debt Documents or any of the transactions contemplated hereby or thereby. This provision shall survive the termination of this Agreement.

9.7. Rights Cumulative. Lender’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of Lender to exercise any right, power or privilege under this

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Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. LENDER SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY BORROWER UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY LENDER. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

9.8. Entire Agreement; Amendments, Waivers. This Agreement (together with the other Debt Documents) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT SHALL NOT BE AMENDED, MODIFIED, SUPPLEMENTED, WAIVED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

9.9. Binding Effect. This Agreement shall continue in full force and effect until all of the Obligations has been indefeasibly paid in full to Lender or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other Debt Documents evidencing any of the Obligations shall not affect the right of Lender to retain the Collateral for such other Obligations as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement and the grant of the security interest in the Collateral pursuant to Section 3.1 shall automatically be reinstated if Lender is ever required to return or restore the payment of all or any portion of the Obligations (all as though such payment had never been made).

9.10. Use of Logo. Borrower authorizes Lender to use its name, logo and/or trademark in connection with certain promotional materials that Lender may disseminate to the public; provided, that Lender has provided Borrower with at least [ * ] prior written notice of any such use and Borrower has consented in writing unless, and only to the extent that, Lender is required to do so under applicable law and then, only after consulting with Borrower prior thereto. The promotional materials may include, but are not limited to, brochures, video tape, interne website, press releases, advertising in newspaper and/or other periodicals, lucites, and any other materials relating the fact that Lender has a financing relationship with Borrower and such materials may be developed, disseminated and used without Borrower’s review. Nothing herein obligates Lender to use Borrower’s name, logo and/or trademark, in any promotional materials of Lender. Borrower shall not, and shall not permit any of its Affiliates to, issue any press release or other public disclosure (other than any document filed with any governmental authority relating to a public offering of the securities of Borrower) using the name, logo or otherwise referring to General Electric Capital Corporation, GE Healthcare Financial Services, Inc. or of any of their affiliates, the Debt Documents or any transaction contemplated herein or therein without at least [ * ] prior written notice to and the prior written consent of Lender unless, and only to the extent that, Borrower or such affiliate is required to do so under applicable law and then, only after consulting with Lender prior thereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

9.11. Waiver of Jury Trial. BORROWER AND LENDER UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN BORROWER AND LENDER RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN BORROWER AND LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.12. Governing Law. THIS AGREEMENT, THE OTHER DEBT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL. IF ANY ACTION ARISING OUT OF THIS AGREEMENT OR ANY OTHER DEBT DOCUMENT IS COMMENCED BY LENDER IN THE STATE COURTS OF THE STATE OF CONNECTICUT OR IN THE U.S. DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT, BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE STATE OF CONNECTICUT. ANY PROCESS IN ANY SUCH ACTION SHALL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS DESCRIBED IN SECTION 9.2, OR IF SERVED BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAW.

9.13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Signature page follows]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, Borrower and Lender, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

LENDER:		BORROWER:

GENERAL ELECTRIC CAPITAL CORPORATION		ANESIVA, INC.

By:	/s/ Scott R. Towers	By:	/s/ Richard P. Powers
Name:	Scott R. Towers	Name:	Richard P. Powers
Title:	Duly Authorized Signatory	Title:	Vice President and Chief Financial Officer

Address For Notices:		Address For Notices:

General Electric Capital Corporation

c/o GE Healthcare Financial Services, LSF

83 Wooster Heights Road, 5th Floor

Danbury, Connecticut 06810

Attention: Senior Vice President of Risk

Facsimile: (203) 205-2192

Anesiva, Inc. 650 Gateway Boulevard South San Francisco, CA 94903 Attention: Chief Financial Officer Fax: (650) 871-5603

With a copy to:

General Electric Capital Corporation c/o GE Healthcare Financial Services, Inc. Two Bethesda Metro Center, Suite 600 Bethesda, Maryland 20814 Attention: General Counsel Facsimile: (301) 664-9866

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

SCHEDULE A

DISCLOSURES

Existing Liens

Debtor	Secured Party	Collateral	State and Jurisdiction	Filing Date and Number (include original file date and continuations, amendments, etc.)
None

Existing Indebtedness

Debtor	Creditor	Amount of Indebtedness outstanding as of , 2007	Maturity Date
None

Existing Investments

None

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

EXHIBIT A

FORM OF PROMISSORY NOTE

as of August     , 2007

FOR VALUE RECEIVED, ANESIVA, INC., located at the address stated below (“Borrower”) promises, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a “Lender”) at its office located at 83 Wooster Heights Road, Danbury, CT 06810 or at such other place as Lender may designate, the principal sum of [                                ] Dollars ($[                                ]), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of [                    ] percent ([            ]%) per annum (the “Contract Rate”) in forty-two (42) consecutive monthly installments of principal and/or interest commencing on September 1, 2007, and continuing on the first day of each month thereafter, as follows:

Periodic Installment	Amount
1	$ (interim interest)
2 through 7	$ (interest only)
8 through 42	$ (principal and interest)

(each, a “Scheduled Payment”) and a final installment on March 1, 2011, which shall be in the amount of the total outstanding and unpaid principal, accrued interest and any and all other Obligations due and owing hereunder or in connection herewith. Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of Lender, be calculated and applied on an assumption that such payment would be made on its due date.

All payments shall be applied in accordance with the Agreement (as defined below). The acceptance by Lender of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Lender’s right to receive payment in full at such time or at any prior or subsequent time. The payment of any Scheduled Payment prior to its due date shall result in a corresponding increase in the portion of the Scheduled Payment credited to the remaining unpaid principal balance.

As used herein, the term “Agreement” shall mean the Equipment Loan and Security Agreement, dated as of the date hereof, between Borrower and Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Each capitalized term used but not defined herein shall have the meaning given to such term in the Agreement.

All amounts due hereunder and under the other Debt Documents are payable in the lawful currency of the United States of America. Borrower hereby expressly authorizes Lender to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

This Note is secured as provided in the Agreement and the other Debt Documents. Reference is hereby made to the Agreement and the other Debt Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security interest, the terms and conditions upon which the security interest was granted and the rights of the holder of the Note in respect thereof.

Time is of the essence hereof. If Lender does not receive from Borrower payment in full of any Scheduled Payment or any other sum due under this Note or any other Debt Document within 5 days after its due date, Borrower agrees to pay the Late Fee in accordance with the Agreement. Such Late Fee will be immediately due and payable, and is in addition to any other costs, fees and expenses that Borrower may owe as a result of such late payment.

This Note may be prepaid pursuant to Section 2.4 of the Agreement. After an Event of Default, this Note shall bear interest at a rate per annum equal to the Default Rate pursuant to Section 2.6 of the Agreement.

Borrower and all parties now or hereafter liable with respect to this Note, hereby waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agree to pay (if permitted by law) all expenses incurred in collection, including attorneys’ fees and expenses, including allocable costs of in-house counsel.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT.

This Note and the other Debt Documents constitute the entire agreement of Borrower and Lender with respect to the subject matter hereof and supersede all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Borrower and Lender. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Payment Authorization

Lender is hereby directed and authorized by Borrower to advance and/or apply the proceeds of the Credit Extension as evidenced by this Note to the following parties in the stipulated amounts as set forth below:

Company Name	Address	Wire Transfer Instructions	Amount

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

In the event any of the wire transfer instructions set forth above are incorrect (other than the wire transfer instructions for Lender), Borrower hereby agrees that it shall be liable for any and all losses, costs and expenses arising therefrom.

[Signature page follows]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

ANESIVA, INC.

By:
Name:
Title:

Federal Tax ID #:

Address:

[Signature Page to Promissory Note]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

EXHIBIT B

SECRETARY’S CERTIFICATE OF AUTHORITY

as of August     , 2007

Reference is made to the Equipment Loan and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), between ANESIVA, INC., a Delaware corporation (the “Borrower”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (the “Lender”). Capitalized terms used but not defined herein are used with the meanings assigned to such terms in the Agreement.

I, [                                         ], do hereby certify that:

(i) I am the duly elected, qualified and acting [Assistant] Secretary of Borrower;

(ii) attached hereto as Exhibit A is a true, complete and correct copies of Borrower’s Certificate/Articles of Incorporation and Bylaws, each of which is in full force and effect on and as of the date hereof;

(iii) each of the following named individuals is a duly elected or appointed, qualified and acting officer of Borrower who holds the offices set opposite such individual’s name, and the signature written opposite the name and title of such officer is such officer’s genuine signature:

Name	Title	Signature

(iv) attached hereto as Exhibit B are true, complete and correct copies of resolutions adopted by the Board of Directors of Borrower (the “Board”) authorizing the execution, delivery and performance of the Debt Documents to which Borrower is a party, which resolutions were duly adopted by the Board on                              and all such resolutions are in full force and effect on the date hereof in the form in which adopted without amendment, modification, rescission or revocation;

(v) the foregoing authority shall remain in full force and effect, and Lender shall be entitled to rely upon same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to Lender, but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority before said written notice is delivered to Lender; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

(vi) no Default or Event of Default exists under the Agreement, and all representations and warranties of Borrower in the Debt Documents are true and correct in all respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all respects on and as of such earlier date.

IN WITNESS WHEREOF, I have hereunto set my hand as of the first date written above

Name:
Title:	[Assistant] Secretary

The undersigned does hereby certify on behalf of Borrower that he is the duly elected or appointed, qualified and acting [TITLE] of Borrower and that [NAME FROM ABOVE] is the duly elected or appointed, qualified and acting [Assistant] Secretary of Borrower, and that the signature set forth immediately above is his genuine signature.

Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

B-2

EXHIBIT B TO SECRETARY’S CERTIFICATE OF AUTHORITY

FORM OF RESOLUTIONS

BOARD RESOLUTIONS

                    ,     , 2007

WHEREAS, Anesiva, Inc. (“Borrower”) has requested that General Electric Capital Corporation (“Lender”) provide a credit facility in an amount not to exceed $15,000,00 (the “Credit Facility”); and

WHEREAS, the terms of the Credit Facility are set forth in a certain equipment loan and security agreement by and between Borrower and Lender and certain related agreements, documents and instruments described in detail below; and

WHEREAS, the Board of Directors of Borrower (the “Directors”) deems it advisable and in the best interests of Borrower to execute, deliver and perform its obligations under those transaction documents described and referred to below.

NOW, THEREFORE, be it

RESOLVED, that the Credit Facility be, and it hereby is, approved; and further

RESOLVED, that the form of Equipment Loan and Security Agreement (the “Loan and Security Agreement”), by and between Borrower and Lender, as presented to the Directors, be and it hereby is, approved and the [President, the Vice President or Treasurer] of Borrower (collectively, the “Proper Officers”) be, and each of them hereby is, authorized and directed on behalf of Borrower to execute and deliver to Lender the Loan and Security Agreement, in substantially the form as presented to the Directors, with such changes as the Proper Officers may approve, such approval to be conclusively evidenced by execution and delivery thereof; and further

RESOLVED, that the form of Promissory Note (the “Note”), as presented to the Directors, be, and it hereby is, approved and the Proper Officers be, and each of them hereby is, authorized and directed on behalf of Borrower to execute and deliver to Lender the Note, in substantially the form as presented to the Directors, with such changes as the Proper Officers may approve, such approval to be conclusively evidenced by execution and delivery thereof; and further

RESOLVED, that the Proper Officers be, and each of them hereby is, authorized and directed to execute and deliver any and all other agreements, certificates, security agreements, financing statements, indemnification agreements, instruments and documents (together with the Loan and Security Agreement, and the Note, the “Debt Documents”) and take any and all other further action, in each case, as may be required or which they may deem appropriate, on behalf of Borrower, in connection with the Credit Facility and carrying into effect the foregoing resolutions, transactions and matters contemplated thereby; and further

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

RESOLVED, that the Borrower is hereby authorized to perform its obligations under the Debt Documents, including, without limitation, the borrowing of any advances made under the Credit Facility and the granting of any security interest in Borrower’s assets contemplated thereby to secure Borrower’s obligations in connection therewith; and further

RESOLVED, that in addition to executing any documents approved in the preceding resolutions, the Secretary or any Assistant Secretary of Borrower may attest to such Debt Documents, the signature thereon or the corporate seal of Borrower thereon; and further

RESOLVED, that any actions taken by the Proper Officers prior to the date of these resolutions in connection with the transactions contemplated by these resolutions are hereby ratified and approved; and further

RESOLVED, that these resolutions shall be valid and binding upon Borrower.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

EXHIBIT C

EQUIPMENT CONCENTRATION RIDER

Reference is made to the Equipment Loan and Security Agreement dated as of August     , 2007, between ANESIVA, INC. (“Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION (“Lender”) (as amended, restated, supplemented or otherwise modified from time to time) (the “Agreement”), to which this Equipment Concentration Rider is attached. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement. Borrower hereby acknowledges and agrees that the proceeds of the Credit Extensions shall be used solely for the reimbursement of the purchase price of Eligible Equipment (as defined below) and the financing of Soft Costs (as defined below). At no time shall the ratio (expressed as a percentage) of the portion of the Total Credit Extension Amount used to finance Soft Costs to the Total Credit Extension Amount exceed [ * ] %.

As used herein the term “Eligible Equipment” shall mean equipment that is approved by Lender consisting of specific laboratory and manufacturing equipment purchased by Borrower at any time after January 1, 2006 that is owned by Borrower, which such equipment is located at a location owned or leased by Borrower (or at a third party location approved by Lender) within the continental United States (and if at a leased or other third party location, subject to a satisfactory Landlord Consent or similar agreement in accordance with Section 4.1 hereof), and which equipment is subject to a first priority perfected lien in favor of Lender. Any Eligible Equipment that is supported by an invoice with a purchase date older than 90 days of the funding date for the applicable Credit Extension shall be subject to a discount to be agreed upon between Lender and Borrower. As used herein the term “Soft Costs” shall mean furniture, molds and tooling, equipment (not constituting Eligible Equipment), software (and software licenses), freight, installation, sales taxes and other soft costs, all as approved by Lender.

Accepted and Agreed:

ANESIVA, INC.

By:
Title:
Date:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

EXHIBIT D

FORM OF LANDLORD CONSENT

[Landlord]

[Address]

[                    ,

Ladies and Gentlemen:

General Electric Capital Corporation (together with its successors and assigns, if any, “Lender”) has entered into, or is about to enter into, an Equipment Loan and Security Agreement, dated as of [DATE] (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) with Anesiva, Inc. (“Borrower”), pursuant to which Borrower has granted, or will grant, to Lender a security interest in certain assets of Borrower, including, without limitation, certain machinery, equipment and trade fixtures (such as equipment bolted to floors), together with all additions, attachments, accessories and accessions to such property, and all of Borrower’s books and records relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions and exchange for, additions, attachments, accessions and improvements to and replacements, products, proceeds (cash and non-cash) and insurance proceeds of any or all of the foregoing, but excluding building fixtures (such as plumbing, lighting and HVAC systems (collectively, the “Collateral”). Some or all of the Collateral is, or will be, located at certain premises known as [                    ] in the City or Town of [                            , County of                                          and State of                     ] (“Premises”), and Borrower occupies the Premises pursuant to a lease, dated as of [DATE], between Borrower, as tenant, and you, [NAME], as [owner/landlord/mortgagee/realty manager] (as amended, restated, supplemented or otherwise modified from time to time, the “Lease”).

By your signature below, you hereby agree (and we shall rely on your agreement) that: (i) the Lease is in full force and effect and you are not aware of any existing defaults thereunder, (ii) the Collateral is, and shall remain, personal property regardless of the method by which it may be, or become, affixed to the Premises; (iii) you agree to use your best efforts to provide Lender with written notice of any default by Borrower under the Lease resulting in a termination of the Lease (“Default Notice”) and Lender shall have the right, but not the obligation to cure such default within 15 days following Lender’s receipt of such Default Notice, (iv) your interest in the Collateral and any proceeds thereof (including, without limitation, proceeds of any insurance therefor) shall be, and remain, subject and subordinate to the interests of Lender and you agree not to levy upon any Collateral or to assert any landlord lien, right of distraint or other claim against the Collateral for any reason; (v) Lender, and its employees and agents, shall have the right, from time to time, to enter into the Premises for the purpose of inspecting the Collateral; and (vi) Lender, and its employees and agents, shall have the right, upon any default by Borrower under the Agreement, to enter into the Premises and to remove or otherwise deal with the Collateral, including, without limitation, by way of public auction or private sale (provided that, if Lender conducts a public auction or private sale of the Collateral at the Premises, Lender shall use reasonable efforts to notify Landlord first and to hold such auction or sale in a manner

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

that would not unduly disrupt Landlord’s or any other tenant’s use of the Premises). Lender agrees to repair or reimburse you for any physical damage actually caused to the Premises by Lender, or its employees or agents, during any such removal or inspection (other than ordinary wear and tear), provided, that it is understood by the parties hereto that Lender shall not be liable for any diminution in value of the Premises caused by the removal or absence of the Collateral therefrom. You hereby acknowledge that Lender shall have no obligation to remove or dispose of the Collateral from the Premises and no action by Lender pursuant to this Consent shall be deemed to be an assumption by Lender of any obligation under the Lease and, except as provided in the immediately preceding sentence, Lender shall not have any obligation to you.

You hereby acknowledge and agree that Borrower’s granting of a security interest in the Collateral in favor of Lender shall not constitute a default under the Lease nor permit you to terminate the Lease or re-enter or repossess the Premises or otherwise be the basis for the exercise of any remedy available to you.

This Consent and the agreements contained herein shall be binding upon, and shall inure to the benefit of, any successors and assigns of the parties hereto (including any transferees of the Premises). This Consent shall terminate upon the indefeasible payment of Borrower’s indebtedness in full in immediately available funds and the satisfaction in full of Borrower’s performance of its obligations under the Agreement and the related documents.

This Consent and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed signature page of this Consent or any delivery contemplated hereby by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart thereof

We appreciate your cooperation in this matter of mutual interest.

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

D-2

AGREED TO AND ACCEPTED BY:

[NAME], as [owner/landlord/mortgagee/realty manager]

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

[NAME], as [Borrower]

By:
Name:
Title:

Interest in the Premises (check applicable box)

❑	Owner

❑	Mortgagee

❑	Landlord

❑	Realty Manager

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

D-3

EXHIBIT E

COMPLIANCE CERTIFICATE

[DATE]

Reference is made to that certain Equipment Loan and Security Agreement, dated as of August     , 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), between ANESIVA, INC., a Delaware corporation (“Borrower”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Lender”). Capitalized terms used but not defined herein are used with the meanings assigned to such terms in the Agreement.

I, [                                         ], do hereby certify that:

(i) I am the duly elected, qualified and acting [TITLE] of Borrower;

(ii) attached hereto as Exhibit A are [the [ * ] financial statements]/[ [ * ] financial statements]/[ [ * ] financial statements] as required under Section 6.3 of the Agreement and that such financial statements are prepared in accordance with GAAP and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes;

(iii) no Default or Event of Default has occurred under the Agreement which has not been previously disclosed, in writing, to Lender; and

(iv) all representations and warranties of Borrower stated in the Debt Documents are true and correct in all respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all respects on and as of such earlier date.

IN WITNESS WHEREOF, I have hereunto set my hand as of the first date written above

Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

EXHIBIT F

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EPS Setup Form	Submit Via Fax: ATTN: EPS Facilitator Fax: (262) 798-4530	GE Healthcare Financial Services Phone: (262) 798-4494 (262) 798-4530

1. Sender Information: Plan:		Instructions To Enroll In EPS

Sender Name: Sender Phone Number:

A. Complete sections 1 – 7

(signature and all other information is required)

B. Include a copy of a voided check, on which is noted your bank, branch and account number

C. Please submit via Fax to: (262) 798-4530

2. Authorization Agreement for Pre-Arranged Payment Plan:

(a)	(“Borrower”) authorizes General Electric Capital Corporation (“Lender”) to initiate debit entries for payment becoming due pursuant to the terms and conditions set forth in the Loan and Security Agreement, dated as of [DATE] (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), between Lender and Borrower.

(b)	Borrower understands that the basic term loan payment and all applicable taxes are solely its responsibility. If payment is not satisfied due to account closure, insufficient funds, or cancellation of any required automated payment services, Borrower agrees to remit payment plus any applicable late charges, as set forth in the Agreement.

(c)	It is incumbent upon Borrower to give written notice to Lender of any changes to this authorization or the below referenced bank account information 10 days prior to payment date; Borrower may revoke this authorization by giving 10 days written notice to Lender unless otherwise stipulated in the Agreement.

(d)	If a deduction is made in error, Borrower has the right to be paid within five business days by Lender the amount of the erroneous deduction, provided Lender is notified in writing of such error.

(e)	Cosigner must also sign if the account is a joint account.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

3. Lender Account Number(s): (Invoice Billing ID, 10-digit number formatted: 1234567-001)

Account:	Account:	Account:	Account:
Account:	Account:	Account:	Account:

4. First Payment Debit Date (mm/dd/yy)	First Payment:

5. Complete ALL Bank and Borrower Information:

BANK INFO	Name of Bank or Financial Institution:	Bank Account Number:	ABA Routing Number (9-digit number)

	Address of Bank or Financial Institution:	City:	State: Zip Code:

	Signatures	Company	Contact
	Signature of Authorized Signer: Date:	Company Name:	Contact Name:

BORROWER INFO	Name of Joint Account Holder: (Please Print)	Company Address:	Contact Phone Number:

	Signature of Joint Account Holder: Date:	City:	Contact Fax Number:

	Name of Authorized Signer: (Please Print)	State: Zip Code:	Contact email address:

6. Would you like to have property taxes paid via EPS on above accounts? Check (X):    YES:  ☐    NO:  ☐

7. Would you like to receive a complementary invoice? Check (X):    YES:  ☐    NO:  ☐

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

F-2

EXHIBIT G

ANESIVA INVESTMENT POLICY

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.